UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 29, 2025

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement
Membership Interest Purchase Agreement
On September 29, 2025, Ambac Financial Group, Inc. (the “Company”) and its wholly owned subsidiary Cirrata VI, LLC (“Buyer”) entered into a Membership Interest Purchase Agreement (the “Acquisition Agreement”) with Sirius Re Holdings, Inc. (“Seller Parent”) and Sirius Acquisitions Holding Company (“Seller”) pursuant to which Buyer agreed to acquire all of the issued and outstanding limited liability company interests of ArmadaCorp Capital, LLC, a wholly owned subsidiary of Seller, and its respective subsidiaries (the “Acquired Companies”) (the “Acquisition”), for a purchase price of $250,000,000.
The Company expects the transaction to close in the fourth quarter of 2025, subject to customary closing conditions. The Acquisition Agreement contains customary representations, warranties and covenants of the Company, Seller and Acquired Companies.
The foregoing description of the Acquisition Agreement is not complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Commitment Letter for Senior Secured Credit Facilities
In connection with the Acquisition, on September 29, 2025, Buyer entered into a Commitment Letter with Truist Securities, Inc., as sole arranger, and Truist Bank, as administrative agent, pursuant to which Buyer received commitments, subject to certain conditions, to fund senior secured credit facilities in an aggregate principal amount of $120,000,000, consisting of a $100,000,000 term loan facility and a $20,000,000 revolving credit facility (collectively, the “Senior Secured Credit Facilities”). The Buyer expects to obtain the senior secured first lien term loan facility prior to or substantially concurrent with the closing of the Acquisition and intends to use the proceeds therefrom to (i) finance a portion of the purchase price payable for the Acquired Companies, (ii) pay related transaction fees and expenses and (iii) provide working capital for other general corporate purposes. However, there can be no assurance that the Buyer will obtain the Senior Secured Credit Facilities within the anticipated time frame, or at all.
The Commitment Letter expires on the earlier of (a) February 2, 2026, (b) the date the Acquisition closes with or without the use of the Senior Secured Credit Facilities or (c) the termination of the Acquisition Agreement.
Item 7.01 Regulation FD Disclosure.
On September 29, 2025, the Company issued a press release regarding the Acquisition Agreement and Commitment Letter. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward Looking Statements
In this report, there are statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements, include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report, the occurrence of any event, change or other circumstances that could give rise to the right of one or any of the parties to terminate the Acquisition Agreement; the outcome of any legal proceedings that may be instituted against the parties to the Acquisition Agreement; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the Acquisition), and to satisfy any of the other conditions of the Acquisition Agreement on a timely basis or at all; the possibility that the Acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition; the ability of the parties to consummate the Acquisition and the timing of the Acquisition; and other factors that may affect future results of the Company. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, the parties undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to the parties, (ii) that the parties currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect the future results of the Company.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K
EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Membership Interest Purchase Agreement, dated September 29, 2025, by and among Sirius Acquisitions Holding Company, Cirrata VI, LLC, Sirius Re Holdings, Inc., and Ambac Financial Group, Inc.
10.2	Commitment Letter, dated as of September 29, 2025, by and among Cirrata Group LLC, Cirrata V LLC, Cirrata V UK Limited, Cirrata VI, LLC, Truist Bank and Truist Securities, Inc.
99.1	Press Release dated September 29, 2025
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document
*Certain schedules and other similar attachments to such agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	September 29, 2025	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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